SECOND AMENDMENT TO
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 21st day of May, 2012 by and among ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), AMERICAN REALTY CAPITAL PROPERT J 1-,S, INC., a Maryland corporation and the sole member of the sole general partner of Borrower ("Parent") and RBS CITIZENS, N.A., a national banking association, as Administrative Agent for itself and its co-lenders, and as L/C Issuer (the "Bank").

WITNESSETH:

WHEREAS, Borrower, Parent and the Bank are parties to a certain Credit Agreement dated as of September 7, 2011, as amended by that certain First Amendment to Credit Agreement dated as of December 6, 2011 (the "First Amendment") (said Credit Agreement, as so amended by the First Amendment, and as from time to time may be further amended, modified, or restated, the "Credit Agreement"; and

WHEREAS, the Borrower has requested that the Bank amend certain terms and conditions of the Credit Agreement, including (a) to provide for an increase in the amount of the Aggregate Commitments from $53,000,000.00 to $75,000,000.00 and (b) to provide for certain extension options with respect to the Maturity Date of the Loan as set forth below in this Amendment; and

WHEREAS, the Bank has agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. (a) All capitalized undefined terms used in this Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and (b) "Second Amendment Effective Date" means the date of this Amendment.
2.	Amendments to Credit Agreement.

a.	Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement, entitled "Definitions and Accounting Terms" is hereby modified and amended as follows:

i.	Section 1.01 of the Credit Agreement, entitled "Defined Terms" is hereby modified and amended as follows:

By deleting in the entirety the definition of "Aggregate Commitments", as presently appearing therein, and by substituting in place thereof the following:

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"Aggregate Commitments" means the Commitments of all the Lenders, which, as of the Second Amendment Effective Date, total Seventy-Five Million Dollars ($75,000,000.00).

b)	By adding the following new definitions (in alphabetical order) to the definitions presently appearing therein:

"First Amendment" means the First Amendment to Credit Agreement, dated as of December 6, 2011, among Borrower, Parent, the Administrative Agent and the Lenders.

"First Extended Maturity Date" means September 7, 2015.

"First Extension Effective Date" has the meaning specified in Section 2.14(a).

"Initial Maturity Date" means September 7, 2014.

"Maturity Date" means the Initial Maturity Date; provided, however: (a) if the Initial Maturity Date is extended to the First Extended Maturity Date pursuant to Section 2.14(a), then Maturity Date shall mean the First Extended Maturity Date, (b) if the First Extended Maturity Date is extended to the Second Extended Maturity Date pursuant to Section 2.14(b), then Maturity Date shall mean the Second Extended Maturity Date; provided further, however, that in each case if such date is not a Business Day then the applicable Maturity Date shall be the next preceding Business Date; all of the foregoing as may then be applicable as determined solely by Administrative Agent.

"Second Amendment Effective Date" means the "Second Amendment Effective Date" (as defined in the Second Amendment).

"Second Amendment" means the Second Amendment to Credit Agreement, dated as of May 21, 2012, among Borrower, Parent, the Administrative Agent and the Lenders.

"Second Extended Maturity Date" means September 7, 2016.

"Second Extension Effective Date" has the meaning specified in Section 2.14(b).

b.	Amendment to Article II of the Credit Agreement. Article II of the Credit Agreement, entitled "The Commitments and Credit Extensions" is hereby modified and amended as follows:

i.	By inserting the following new Section 2.14 immediately following Section 2.13, as presently appearing therein:

2.14	Extension of Maturity Date.

(a)	First Extended Maturity Date.

(i)	Request for Extension. Parent and Borrower may, by written notice to Administrative Agent (who shall promptly notify the Lenders) not

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earlier than ninety (90) days and not later than sixty (60) days prior to the Initial Maturity Date, request that the Initial Maturity Date be extended to the First Extended Maturity Date.

(ii)	Effectiveness of Extension. If so extended, then the Initial Maturity Date shall be extended to the First Extended Maturity Date, effective as of the Initial Maturity Date or such earlier date that Administrative Agent shall have determined that the Borrower shall have met the conditions set forth herein, (the "First Extension Effective Date") subject further to the Borrower's continued satisfaction of such conditions as of the Initial Maturity Date as set forth below. Administrative Agent, Parent, and Borrower shall promptly confirm to the Lenders such extension. As a condition precedent to such extension, (i) Parent and Borrower shall deliver to Administrative Agent a certificate of each Loan Party dated as of the First Extension Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of each Loan Party (A) providing evidence satisfactory to Administrative Agent that each Loan Party has taken all necessary action to authorize such extension and (B) in the case of Parent and Borrower, certifying that, before and after giving effect to such extension, (I) the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the First Extension Effective Date and (as applicable) the Initial Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.14(a), the representations and warranties contained in Section 6.05(b) shall be deemed to refer to the most-recent statements furnished pursuant to Section 7.01(b), and (II) no Default exists before or after giving effect to such extension; and (ii) Borrower shall have paid to Administrative Agent, for the account of each Lender, an extension fee in an amount equal to thirty-five basis points (0.35%) times such Lender's Commitment.

(b)	Second Extended Maturity Date.

(i)	Request for Extension. Parent and Borrower may, by written notice to Administrative Agent (who shall promptly notify the Lenders) not earlier than ninety (90) days and not later than sixty (60) days prior to the First Extended Maturity Date, request that the First Extended Maturity Date be extended to the Second Extended Maturity Date.

(ii)	Effectiveness of Extension. If so extended, then the First Maturity Date shall be extended to the Second Extended Maturity Date, effective as of the First Extended Maturity Date or such earlier date that Administrative Agent shall have determined that the Borrower shall have met the conditions set forth herein, (the "Second Extension Effective Date") subject further to the Borrower's continued satisfaction of such conditions as of the First Extended Maturity Date as set forth below. Administrative Agent, Parent, and Borrower shall promptly confirm to the Lenders such extension. As a condition precedent to such extension, (i) Parent and Borrower shall deliver to Administrative Agent a certificate of each Loan Party dated as of the Second Extension Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of each Loan Party (A) providing evidence satisfactory to Administrative Agent that each Loan Party has taken all necessary action to authorize such extension and (B) in the case of Parent and Borrower, certifying that, before and after giving effect to such extension, (I) the representations and warranties contained in the

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Loan Documents are true and correct in all material respects on and as of the Second Extension Effective Date and (as applicable) the First Extended Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.14(b), the representations and warranties contained in Section 6.05(b) shall be deemed to refer to the most-recent statements furnished pursuant to Section 7.01(b), and (II) no Default exists before or after giving effect to such extension; and (ii) Borrower shall have paid to Administrative Agent, for the account of each Lender, a further extension fee in an amount equal to thirty-five basis points (0.35%) times such Lender's Commitment.

(c)	Conflicting Provisions. This Section 2.14 shall supersede any provisions in Section 11.01 to the contrary.

c.	Amendment to Article IV of the Credit Agreement. Article IV of the Credit Agreement, entitled "Borrowing Base" is hereby modified and amended as follows:

i.	By deleting in the entirety the existing text of Section 4.08, entitled "Appraisals", as presently appearing therein, and by substituting in place thereof the following:

4.08	Appraisals. Administrative Agent will be entitled to obtain, and shall obtain at the request of the Required Lenders, at Borrower's expense, a new Acceptable Appraisal for any Borrowing Base Property whose most-recent Acceptable Appraisal is more than eighteen (18) months old; provided that in addition to the foregoing, Administrative Agent will be entitled to obtain, and at the request of Required Lenders shall obtain, at Borrower's expense, additional Acceptable Appraisals of any Borrowing Base Property or any part thereof if (i) an Event of Default has occurred and is continuing at the time Administrative Agent orders such Acceptable Appraisal, (ii) Borrower has exercised the option to extend the Initial Maturity Date to the First Extended Maturity Date pursuant to Section 2.14(a), (iii) Borrower has exercised the option to extend the First Extended Maturity Date to the Second Extended Maturity Date pursuant to Section 2.14(b), or (iv) an appraisal is required under applicable Law.

d.	Amendment to Article VI of the Credit Agreement. Article II of the Credit Agreement, entitled "Representations and Warranties" is hereby modified and amended as follows:

i.	By inserting the following new Section 6.25 immediately following Section 6.24, as presently appearing therein:

6.25	Patriot Act and Other Specified Laws.

(a)	To the extent applicable, each Loan Party is in compliance, in all material respects, with the (i) Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, and (ii) the Act. No part of the proceeds of the Loans will be used, directly or indirectly, in violation in any material respect of the United States Foreign Corrupt Practices Act of

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1977. No Loan Party is engaged in or has engaged in any course of conduct that could reasonably be expected to subject any of its properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations or other similar criminal laws. No Loan Party is named on the list of Specially Designated Nationals and Blocked Persons maintained by the United States Department of Treasury Office of Foreign Assets Control.
(b)	No Loan Party (i) is a Person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such Executive Order, or, to the knowledge of the Borrower after due inquiry, is otherwise associated with any such Person in any manner that violates such Section 2 and (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order."

e.	Amendment to Schedules to Credit Agreement. The Schedules to the Credit Agreement, as presently appearing therein, are hereby modified and amended as follows:

i.	In Schedule 2.01 to the Credit Agreement, entitled "COMMITMENTS AND APPLICABLE PERCENTAGES", by deleting each reference to "53,000,000.00" in the text, as presently appearing therein, and by substituting in place thereof the figure "75,000,000.00";

References to Credit Agreement. Any and all references in the Loan Documents to the "Credit Agreement" (however defined or described) shall mean and refer to the Credit Agreement as hereby modified and amended.

3.	Further Assurances. The Loan Parties shall take any and all such actions and execute any and all such instruments and agreements as the Bank shall reasonably request for the purpose of effectuating this Amendment.
4.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects by each of the Loan Parties. This Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.
5.	Representations and Warranties.

a.	The representations and warranties of Borrower and each other Loan Party, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to "materiality," "Material Adverse Effect" or similar language, in which case it shall be true and correct in all

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respects (after giving effect to any such qualification)) on and as of the Second Amendment Effective Date; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to "materiality," "Material Adverse Effect" or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

b.	Without limiting the generality of the foregoing, in connection with the execution and delivery of this Amendment, Borrower shall provide Administrative Agent with the following:

i.	An updated Schedule 4.01, with respect to all Borrowing Base Properties as of the Second Amendment Effective Date;
ii.	An updated Schedule 6.13, with respect to all Subsidiaries and other Equity Investments and Equity Interests as of the Second Amendment Effective Date.

All representations and warranties of Borrower and each other Loan Party, as contained in the Credit Agreement or any other Loan Document shall at all times be applicable with respect to the items set forth in said updated Schedule 4.01 and Schedule 6.13 as of the Second Amendment Effective Date (notwithstanding any existing references in the Credit Agreement or other Loan Documents to the prior Schedule 4.01 and Schedule 6.13 as of the Closing Date).

6.	Waiver of Claims. Each Loan Party acknowledges and agrees that as of the date hereof, it does not have any claims, counterclaims, offsets, or defenses against the Bank directly or indirectly relating to such Loan Party's relationship with, and/or the Obligations under, the Loan Documents, and to the extent that such Loan Party currently has or ever had prior to the date hereof any such claims, counterclaims, offsets, or defenses against the Bank, such Loan Party affirmatively WAIVES the same and, on behalf of itself and its representatives, successors and assigns, hereby RELEASES, and forever discharges the Bank and its officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof related to the same.
7.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
8.	Counterparts. This Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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9.	Miscellaneous. This Second Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

ARC PROPERTIES OPERATING

PARTNERSHIP, L.P., a Delaware limited

partnership

By: /s/ Edward M. Weil, Jr

Name: Edward M. Weil, Jr.

Title: President

PARENT:

AMERICAN REALTY CAPITAL

PROPERTIES, INC., a Maryland corporation

By: /s/ Edward M. Weil, Jr

Name: Edward M. Weil, Jr.

Title: President

RBS CITIZENS, N.A., as Administrative Agent

for itself and its co-lenders as L/C Issuer and as

Lender

By:

Name:

Title:

Second Amendment to ARCP Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

ARC PROPERTIES OPERATING

PARTNERSHIP, L.P., a Delaware limited partnership

By:

Name: Edward M. Weil, Jr.

Title: President

PARENT:

AMERICAN REALTY CAPITAL

PROPERTIES, INC., a Maryland corporation

By:

Name: Edward M. Weil, Jr.

Title: President

RBS CITIZENS, N.A., as Administrative Agent for itself and its co-lenders as L/C Issuer and as Lender

By: /s/ Donald Woods

Name: Donald Woods

Title: SVP

Second Amendment to ARCP Credit Agreement

The undersigned, American Realty Capital Properties, Inc., as Guarantor under that certain Parent Guaranty Agreement dated as of September 7, 2011, hereby consents to the foregoing Second Amendment to Credit Agreement and acknowledges and agrees that the Parent Guaranty Agreement executed by the undersigned dated as of September 7, 2011 remains in full force and effect.

AMERICAN REALTY CAPITAL

PROPERTIES, INC., a Maryland corporation

By: /s/ Edward M. Weil, Jr

Name: Edward M. Weil, Jr.

Title: President

Second Amendment to ARCP Credit Agreement

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of September 7, 2011, hereby consents to the foregoing Second Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement executed by the undersigned dated as of September 7, 2011 remains in full force and effect.

American Realty Capital Partners, LLC

ARC Income Properties III, LLC

CRE JV Mixed Five CT Branch Holdings LLC

CRE JV Mixed Five IL 2 Branch Holdings LLC

CRE JV Mixed Five IL 3 Branch Holdings LLC

CRE JV Mixed Five IL 4 Branch Holdings LLC

CRE JV Mixed Five IL 5 Branch Holdings LLC

CRE JV Mixed Five MI 1 Branch Holdings LLC

CRE JV Mixed Five MI 2 Branch Holdings LLC

CRE-JV Mixed Five MI 3 Branch Holdings LLC

CRE JV Mixed Five MI 4 Branch Holdings LLC

CRE JV Mixed Five MI 5 Branch Holdings LLC

CRE JV Mixed Five MI 6 Branch Holdings LLC

CRE JV Mixed Five MI 7 Branch Holdings LLC

CRE JV Mixed Five NH Branch Holdings LLC

CRE JV Mixed Five OH 1 Branch Holdings LLC

CRE JV Mixed Five OH 2 Branch Holdings LLC

CRE JV Mixed Five OH 3 Branch Holdings LLC

CRE JV Mixed Five OH 4 Branch Holdings LLC

CRE JV Mixed Five OH 5 Branch Holdings LLC

CRE JV Mixed Five OH 6 Branch Holdings LLC

CRE JV Mixed Five OH 7 Branch Holdings LLC

CRE JV Mixed Five VT Branch Holdings LLC,

ARCP DGBLVAR001, LLC

ARCP DGCRLAR001, LLC

ARCP DGGRFAR001, LLC

ARCP DGJNBIL001, LLC

ARCP AAFNTMI001, LLC

ARCP AAYLNMI001, LLC

ARCP DGLSNM0001, LLC

ARCP DGASGM0001, LLC

ARCP DGBRNM0001, LLC

ARCP DGCTNM0001, LLC

ARCP DGASDM0001, LLC

ARCP DGDMDM0001, LLC

ARCP DGBLFM0001, LLC

ARCP DGAPC1VI0001, LLC

ARCP DGCMROK001, LLC

ARCP WGMRBSC001, LLC

ARCP WGEPTMI001, LLC

Second Amendment to ARCP Credit Agreement

ARCP GSFRENY001, LLC

ARC Income Properties, LLC,

each a Delaware limited liability company

By:   /s/ Edward M. Weil, Jr.

Name: Edward M. Weil, Jr.

Title: President

ARC TRS Corp., a Delaware corporation

By:   /s/ Edward M. Weil, Jr.

Name: Edward M. Weil, Jr.

Title: President

Second Amendment to ARCP Credit Agreement